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                                                                    EXHIBIT 10.1

                               FIRST AMENDMENT TO
                               FINANCING AGREEMENT


         THIS FIRST AMENDMENT TO FINANCING AGREEMENT (the "Amendment") dated as of June 27, 2000, is by and among ENCORE WIRE LIMITED, a Texas limited partnership ("Borrower"), BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association, and COMERICA BANK-TEXAS (Comerica Bank"), a state banking association, in their individual capacities as "Lenders" (as such term is defined herein), and BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association, as agent for itself and the other Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                                   WITNESSETH:

         WHEREAS, the Borrower, the Agent, and the Lenders are parties to the Financing Agreement, dated as of August 31, 1999, pursuant to which, inter alia, the Lenders agreed to make certain loans available to the Borrower upon the terms and conditions contained in the Financing Agreement;

         WHEREAS, the parties to the Financing Agreement desire to amend the Financing Agreement in accordance with the terms and provisions of this Amendment;

         NOW, THEREFORE, for and in consideration of these premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent and the Lenders hereby agree as follows:

         1. Terms. All capitalized terms defined in the Financing Agreement and not otherwise defined herein shall have the same definitions when used herein as set forth in the Financing Agreement as amended by this Amendment.

         2. Amendment of Paragraph 1.21. Paragraph 1.21 in ARTICLE I of the Financing Agreement is amended and restated in its entirety to read as follows:

         1.21 "Contract Term" means the effective date specified in the preamble of this Agreement and continuing through May 31, 2003.

         3. Conditions to Amendment. As a condition to the effectiveness of their respective agreements contained herein, Agent and the Lenders require that on or before the execution and delivery of this Amendment, Borrower shall have delivered to Agent (a) such certificates of existence, good standing, qualification, certified resolutions of Boards of Directors and certified copies of articles of incorporation and partnership certificates with respect to Borrower, EWC GP, EWC LP, Aviation and Parent as Agent may reasonably request,
(b) a reaffirmation by each of the Guarantors of such Guarantor's obligations under the Guaranties and the other Loan Documents executed by such Guarantor,
(c) a renewal fee in the amount of $37,500 to be divided among the Lenders in accordance with their respective Commitment Percentages, and (d) such other certificates, documents and agreements as Agent and the Lenders may reasonably request, each in form and substance satisfactory to Agent and the Lenders.

         4. Costs. The Borrower shall pay all reasonable out-of-pocket costs and expenses incurred by the Agent in connection with the negotiation, preparation, execution and consummation of this Amendment and the transactions contemplated by this Amendment, including, without limitation, the reasonable fees and expenses of counsel to the Agent.




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         5. No Waiver. Nothing contained in this Amendment shall be construed as a waiver by Agent or the Lenders of any covenant or provision of the Financing Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between Borrower, Agent and/or the Lenders, and the failure of Agent or the Lenders at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Agent or the Lenders to thereafter demand strict compliance therewith. Agent and the Lenders hereby reserve all rights granted under the Financing Agreement, the other Loan Documents, this Amendment and any other contract or instrument between the Borrower, Agent and/or the Lenders.

         6. Ratifications, Representations and Warranties

         6.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Financing Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Financing Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrower, Agent and the Lenders agree that the Financing Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         6.2 Representations and Warranties. Borrower and each Guarantor by its execution below, represent and warrant to Agent and the Lenders that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrowers and Guarantors and will not violate the Articles of Incorporation, Bylaws or other governing documents of Borrower or any Guarantor; (b) the representations and warranties contained in the Financing Agreement, as amended hereby, and other Loan Documents are true and correct on and as of the date hereof as though made on and as of such date; (c) no Default under the Financing Agreement, as amended hereby, has occurred and is continuing; (d) each of Borrower and each Guarantor is in full compliance with all covenants and agreements applicable to it contained in the Financing Agreement and the other Loan Documents, as amended hereby; and (e) none of the Borrower and Guarantors have amended or rescinded or otherwise modified its resolutions attached to the Corporate Certificate delivered by such company to Agent on August 31, 1999, in connection with the closing of the Financing Agreement.

         7. Miscellaneous.

         7.1 Headings. Section headings are for reference only and shall not affect the interpretation or meanings of any provision of this Amendment.

         7.2 Effect of this Amendment. The Financing Agreement, as amended by this Amendment, shall remain in full force and effect except that any reference therein, or in any other Loan Document referring to the Financing Agreement, shall be deemed to refer to the Financing Agreement as amended by this Amendment.

         7.3 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW.

         7.4 Counterparts. This Amendment may be executed by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same Amendment.



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         7.5 NO ORAL AGREEMENTS. THE FINANCING AGREEMENT, AS AMENDED BY THIS
AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE ENTIRE AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.






                      REST OF PAGE INTENTIONALLY LEFT BLANK


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

BORROWER:

ENCORE WIRE LIMITED

By: EWC GP Corp., its general partner

       By:
          ----------------------------------
          Frank Bilban, Vice President

LENDERS AND AGENT:

BANK OF AMERICA,
NATIONAL ASSOCIATION,
Individually and as Agent


By:
   -----------------------------------------
   Curtis L. Anderson, Senior Vice President


COMERICA BANK-TEXAS


By:
   -----------------------------------------
   William J. Rolley, Senior Vice President



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                            CONFIRMATION OF GUARANTY

         Each of the undersigned Guarantors hereby acknowledges the matters covered by the First Amendment to Financing Agreement to which this Confirmation of Guaranties is attached and confirms that, notwithstanding such matters, the Guaranty and other Loan Documents executed by such Guarantor, remain in full force and effect as the continuing obligation of such Guarantor, enforceable against such Guarantor in accordance with their respective terms.

         IN WITNESS WHEREOF, this Confirmation of Guaranty is executed and delivered as of the ____ day of June, 2000.



                                         EWC GP CORP.


                                         By:
                                            -----------------------------------
                                                Frank J. Bilban, Vice President

                                         EWC LP CORP.


                                         By:
                                            -----------------------------------
                                              Richard F. Klumpp, Vice President

                                         EWC AVIATION, INC.


                                         By:
                                            -----------------------------------
                                              Frank J. Bilban, Vice President

                                         ENCORE WIRE CORPORATION


                                         By:
                                            -----------------------------------
                                              Frank J. Bilban, Vice President